UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2005
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                              PATHMARK STORES, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                       1-5287                   22-2879612
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(State or other jurisdiction      (Commission File           (I.R.S. Employer
     of incorporation)                  Number)           Identification Number)

         200 Milik Street, Carteret, New Jersey              07008
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        (Address of principal executive offices)           (zip code)


       Registrant's telephone number, including area code: (732) 499-3000
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

         On March 24, 2005, Pathmark Stores, Inc. issued a press release announcing that it had executed a definitive agreement with The Yucaipa Companies, LLC under which Yucaipa will invest $150 million in the Registrant. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated March 24, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PATHMARK STORES, INC.
                                  ---------------------
                                  (Registrant)


                                  By:  /s/ Marc A. Strassler
                                     ---------------------------------
                                  Name:  Marc A. Strassler
                                  Title: Senior Vice President and
                                         General Counsel




Dated:    March 24, 2005